SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2006


                             EARTHSHELL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   0-23567                   77-0322379
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 1301 YORK ROAD, SUITE 200, BALTIMORE, MD 21093
                    (Address of Principal Executive Offices)

                                 (410) 847-9420
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

      On December 13, 2006, EarthShell Corporation issued a press release announcing that it may not be able to meet its payroll and other financial obligations beyond December 15, 2006 unless it is able to secure additional funding.
      The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.
     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1  Press Release dated December 13, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EARTHSHELL CORPORATION
                                              (Registrant)



Date: December 15, 2006                       By: /s/ D. Scott Houston
                                              --------------------------------
                                              Name: D. Scott Houston
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
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       99.1     Press Release dated December 13, 2006